UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21893

Nuveen Global Government Enhanced Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Gains from
an Enhanced Global Debt Strategy

Annual Report

December 31, 2011

Global Income &
Currency Fund Inc.

GCF

Nuveen Global
Government
Enhanced Income Fund

JGG

Nuveen Multi-Currency
Short-Term
Government Income Fund

JGT

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	10

Performance Overviews	13

Report of Independent Registered Public Accounting Firm	16

Portfolios of Investments	17

Statement of Assets & Liabilities	27

Statement of Operations	28

Statement of Changes in Net Assets	29

Financial Highlights	32

Notes to Financial Statements	34

Board Members & Officers	50

Reinvest Automatically Easily and Conveniently	55

Glossary of Terms Used in this Report	57

Additional Fund Information	59

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Global Income & Currency Fund Inc. (GCF)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

These Funds are managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Steve Lee, CFA, and Timothy Palmer, CFA, manage the Funds. Steve has more than 15 years of industry experience and Timothy has more than 25 years of experience. Here they discuss general economic and market conditions, their management strategy and the performance of the Funds during the twelve-month period ending December 31, 2011.

What were the general market conditions for the reporting period?

During this period, the U.S. economy continued to recover from the recent recession, but progress remained slow. The country's gross domestic product (GDP) grew in 2011, but at a slower rate than in 2010 (1.7% vs. 3.0%). The unemployment picture showed some improvement, with the national unemployment rate standing at 8.5% as of December 2011, compared with 9.4% one year earlier. However, the housing market continued to be a weak spot. For the twelve months ended November 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's/Case-Shiller Index lost 1.3%, with 18 of the 20 major metropolitan areas reporting lower values. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

In an attempt to improve the overall economic environment, the Federal Reserve (Fed) continued to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. In January 2012 (following the close of this reporting period), the central bank stated that economic conditions would likely warrant maintaining this low rate through 2014. The Fed also implemented a program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

The U.S. and global equity and bond markets experienced periods of extreme volatility over the twelve-month reporting period, and posted mixed results for the full year. In the U.S., the S&P 500 Index finished up 2.11% for the year, while the Barclays Capital U.S. Aggregate Bond Index was up 7.84%. Internationally, the MSCI EAFE Index lost 11.73% in 2011 while the Citigroup Non-U.S. World Goverment 1-3 Year Bond Index gained 2.22%.

Nuveen Investments

Foreign currencies experienced volatility throughout the twelve-month period. The first quarter of 2011 alone was marked by extreme volatility, as the financial markets had to deal with several negative shocks such as global inflation pressures, the impact of the earthquake in Japan, and the political unrest in the Middle East and North Africa.

Throughout the rest of the reporting period, the uncertain prospects for global growth and the eurozone financial crisis continued to be the main drivers of financial markets. Eurozone economies continued to weaken, and some were expecting even more slow down as tighter fiscal policies and credit conditions depressed economic activities.

In the fourth quarter of 2011, the notable development was the sharp increases in Italian sovereign bond yields as the Eurozone sovereign debt crisis spread from the peripheral countries to the core. The October and December European Union (EU) summits failed to calm the markets. However, the European Central Bank cut its policy rates and moved to provide the liquidity support for banks, which might reduce some of the risks associated with bank funding. Central banks in Brazil, Indonesia, Australia, Sweden, Norway, China, and Israel also loosened their monetary policies to improve credit conditions and support their economies. These policy responses, as well as flight to quality flows, supported high quality bond markets, particularly during the fourth quarter.

Given the uncertain global macro outlook, investors favored the currencies from countries with low debt levels and trade surpluses, such as Australian dollar and Canadian dollar. The Japanese yen also rallied sharply at the beginning the fourth quarter, but the Bank of Japan intervened to weaken the currency and support local exporters. On the other hand, investors avoided the currencies of countries that are dependent on external financing to pay for their current account deficits or external debts, such as Indian rupee and Hungarian forint. The euro and other European currencies also performed poorly as those countries experienced portfolio outflows.

What key strategies were used to manage the Funds during this reporting period?

GCF seeks to provide current income while also seeking total returns. The Fund is comprised of a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund seeks to gain exposure to these foreign currencies by investing in short-term foreign sovereign debt and other instruments that provide foreign currency exposure. The currencies are selected by reviewing the global currency markets through a combination of qualitative and quantitative factors. We look at factors such as trading liquidity, as well as political and economic factors to eliminate currencies we believe to be too volatile or otherwise undesirable for investment at that time.

The Fund may buy or sell foreign sovereign debt securities, or may use currency contracts that provide similar exposure. In addition, the Fund seeks to improve the Fund's risk-adjusted returns by helping to reduce exposure to specific currencies when it appears, in our opinion, that market conditions or trends will cause their value to decline significantly.

JGG seeks to provide a high level of current income and gains, as well as capital preservation. The Fund invests in global government debt securities directly, or indirectly by

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Since inception returns for GCF and its comparative benchmark are from 4/28/06; since inception returns for JGG and its comparative index are from 6/27/06; since inception returns for JGT and its comparative index are from 4/25/07.

**  Refer to Glossary of Terms used in this Report for definitions.

investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a foreign currency strategy that seeks to take long positions in countries with higher yielding government debt and short positions in countries with lower yielding debt. This strategy may create the economic effect of financial leverage.

JGT is designed to provide the potential for an attractive level of current income and total return. The Fund invests directly and indirectly in a portfolio of short-term international government securities, with approximately 50% denominated in unhedged, non-U.S. currencies. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage.

How did the Funds perform over this period?

The performance of the Funds, as well as comparative indices, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/11

Fund	1-Year	5-Year	Since Inception*
GCF	-4.69%	1.24%	1.99%
3-Month LIBOR**	0.31%	2.00%	2.49%
JGG	2.82%	4.19%	4.82%
Citigroup Currency-Hedged World Government Bond Index**	5.49%	4.52%	5.26%
JGT	-2.39%	N/A	2.77%
Citigroup Non-U.S. World Government Bond Index**	2.22%	N/A	6.02%

For the twelve-month period ended December 31, 2011, GCF, JGG and JGT all underperformed their comparative benchmark or index. It should be noted that while each of these Funds focuses to a large degree on managing foreign government debt and currency exposures, none of these Funds is designed for close comparison to a particular measure of market performance.

GCF's currency strategy that invests in a basket of high yielding currencies and shorts a basket of low yielding currencies did not work as well as expected during the third quarter of 2011, as global risk sentiment was extremely negative during that time. The Fund's strategy worked better during the fourth quarter, when higher yielding currencies outperformed lower yielding currencies. However, the Fund underperformed for the twelve-month reporting period as the concerns about the global economy and Greek debt situation continued. Overall, the Fund benefited from its long positions in the Australian and New Zealand dollar and its short position in the Czech Republic koruna, while short positions in the Swiss franc and Japanese yen and long positions in the Turkish lira, Indian rupee and Chilean peso detracted from performance.

Nuveen Investments

During the reporting period, the JGG's fixed-income positions outperformed the Citigroup index, but they were not enough to offset the losses from the currency's position. The Fund's fixed income long positions in New Zealand and Australian dollar, the Chilean peso and the Israeli shekel positively contributed to performance. However, the Fund's fixed income short positions in the Czech Republic koruna and the Swedish krona negatively impacted performance. Our long positions in the Brazilian real and Australian dollar and short position in Czech Republic koruna contributed positively, while short positions in the Japanese yen and Swiss franc and our long position in the Turkish lira detracted. Also contributing to performance was our underweight position in Italy versus the Citigroup index, but our underweight position in the United Kingdom hindered our performance.

JGT's performance for the reporting period was negatively impacted by the strength of the U.S. dollar. During the third quarter in particular, emerging markets sold off dramatically and the central banks had to intervene to support their currencies and provide liquidity. The Fund did rebound in the fourth quarter as investor's appetite for risk increased. The Fund's large exposure to high quality currencies, such as the Australian dollar, benefited performance. Also contributing positively was our long position in the the Chinese yuan. The Fund's long positions in the Turkish lira, South African rand and Mexican peso detracted from performance.

In each of the Funds, we also purchased short term call options on currencies (Brazilian real for GCF and JGG and Turkish lira for JGT) in an attempt to benefit from possible appreciation in the currency, and we sold higher strike calls on the Brazilian real that would limit each Fund's upside if such appreciation took place. We also sold put options on the Turkish lira. In combination, these transactions were designed to help the Funds benefit from a moderate appreciation in these currencies. Over this period, the positions did not help the Funds' performance, and the positions expired in GCF and JGG prior to the close of the reporting period.

In both JGG and JGT, foreign currency exchange contracts were used both to reduce risk and to take portfolio positions. The Funds reduced risk by hedging the foreign currency risk associated with the Fund's foreign debt investments. The Funds took port-folio positions through a forward purchase of a foreign currency to benefit from its potential appreciation, and purchased one currency and sold another to benefit from their potential movement relative to one another.

JGG invested in interest rate swaps, receiving and paying a fixed rate of interest at various points of the yield curve in different countries. These transactions were designed to benefit from potential relative interest rate moves, and the shapes of the yield curves, in a variety of countries. During the period, we also invested JGG in U.S. Treasury futures to benefit from potential flattening of the yield curve or potential changes in the shape of the U.S. government bond yield curve.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Investments

Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the rein- vestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for each Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Below-Investment Grade Risk. Investments in securities below-investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolios will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's port- folio may be reinvested at rates below that of the original bond that generated the income.

Currency Risk. Changes in exchange rates will affect the value of a Fund's investments.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter- parties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Nuveen Investments

Share Distribution and
Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, GCF increased its quarterly distribution to shareholders during March and again during June. JGG reduced its quarterly distribution to shareholders during March, June and again during September. JGT reduced its quarterly distribution to shareholders during March and again during December. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal,

Nuveen Investments

***  JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.

unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2011. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/11	GCF	JGG	JGT
Inception date	4/28/06	6/27/06	4/25/07
Fiscal year (calendar year) ended December 31, 2011:
Per share distribution:
From net investment income	$0.12	$0.36	$0.65
From long-term capital gains	0.00	0.00	0.24
From short-term capital gains	0.00	0.00	0.00
Return of capital	0.77	0.94	0.41
Total per share distribution	$0.89	$1.30	$1.30
Distribution rate on NAV	6.21%	8.41%	9.28%
Average annual total returns:
Excluding retained gain tax credit/refund***:
1-Year on NAV	-4.69%	2.82%	-2.39%
5-Year on NAV	1.24%	4.19%	N/A
Since inception on NAV	1.99%	4.82%	2.77%
Including retained gain tax credit/refund***:
1-Year on NAV	N/A	N/A	-2.39%
5-Year on NAV	N/A	N/A	N/A
Since inception on NAV	N/A	N/A	2.92%

Share Repurchases and Price Information

As of December 31, 2011, and since the inception of the Funds' repurchase programs the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

Fund	Shares Repurchased and Retired	% of Outstanding Shares
GCF	2,029,452	37.9%
JGG	25,900	0.3%
JGT	1,201,279	2.8%

GCF, as an interval Fund, is required to offer to repurchase, at least annually, 5% to 25% of its outstanding shares at NAV.

Nuveen Investments

During the twelve-month reporting period, GCF repurchased and retired 282,131 shares at a weighted average NAV per share of $16.03.

During the twelve-month reporting period, JGG did not repurchase and retire any of its outstanding shares, and JGT's shares were repurchased and retired at a weighted average price and a weighted average discount per share as shown in the accompanying table.

Fund	Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
JGT	458,279	$13.99	12.56%

As of December 31, 2011, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	12/31/11 (-) Discount	Twelve-Month Average (-) Discount
GCF	-10.74%	-8.67%
JGG	-8.41%	-7.80%
JGT	-13.56%	-11.63%

Nuveen Investments

GCF

Performance

OVERVIEW

(Unaudited)

Global Income & Currency Fund Inc.

  as of December 31, 2011

Credit Quality2,3,4

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  The ratings represent the highest of Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. ratings for each of the Fund's direct and synthetic investments in long-term sovereign debt securities of foreign governments. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings and their ratings may change over time.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

Fund Snapshot

Share Price	$12.80
Net Asset Value (NAV)	$14.34
Premium/(Discount) to NAV	-10.74%
Current Distribution Rate[1]	7.03%
Net Assets ($000)	$76,846

Average Annual Total Returns

(Inception 4/28/06)

	On Share Price	On NAV
1-Year	-5.67%	-4.69%
5-Year	0.75%	1.24%
Since Inception	-0.20%	1.99%

Country Allocation

(as a % of total investments)3.4

United States	53.7%
South Africa	13.0%
Turkey	12.2%
Poland	10.7%
Mexico	5.8%
Australia	4.6%

Nuveen Investments

Fund Snapshot

Share Price	$14.16
Net Asset Value (NAV)	$15.46
Premium/(Discount) to NAV	-8.41%
Current Distribution Rate[1]	8.76%
Net Assets ($000)	$144,701

Average Annual Total Returns

(Inception 6/27/06)

	On Share Price	On NAV
1-Year	-1.19%	2.82%
5-Year	1.96%	4.19%
Since Inception	2.78%	4.82%

Country Allocation

(as a % of total investments)3,4

United States	41.9%
Germany	18.7%
Czech Republic	8.0%
Australia	5.6%
South Africa	5.3%
South Korea	4.1%
United Kingdom	3.6%
Netherlands	3.1%
Peru	2.6%
New Zealand	2.2%
Colombia	2.1%
Chile	1.5%
Poland	1.3%

JGG

Performance

OVERVIEW

(Unaudited)

Nuveen Global Government Enhanced Income Fund

  as of December 31, 2011

Credit Quality2,3,4

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  The ratings represent the highest of Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. ratings for each of the Fund's direct and synthetic investments in long-term sovereign debt securities of foreign governments. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings and their ratings may change over time.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

Nuveen Investments

JGT

Performance

OVERVIEW

(Unaudited)

Nuveen Multi-Currency Short-Term Government Income Fund

  as of December 31, 2011

Credit Quality2,3,5

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  The ratings represent the highest of Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. ratings for each of the Fund's direct and synthetic investments in long-term sovereign debt securities of foreign governments. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings and their ratings may change over time.

3  Holdings are subject to change.

4  As previously explained in the Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.

5  Excluding investments in derivatives.

Fund Snapshot

Share Price	$12.11
Net Asset Value (NAV)	$14.01
Premium/(Discount) to NAV	-13.56%
Current Distribution Rate[1]	10.34%
Net Assets ($000)	$605,962

Average Annual Total Returns

(Inception 4/25/07)

	On Share Price	On NAV
1-Year	-3.27%	-2.39%
Since Inception	-0.24%	2.77%

Average Annual Total Returns4

(Including retained gain tax credit/refund)

	On Share Price	On NAV
1-Year	-3.27%	-2.39%
Since Inception	-0.07%	2.92%

Country Allocation

(as a % of total investments)3,5

United States	55.8%
Brazil	23.2%
Chile	6.9%
Colombia	3.0%
Poland	2.8%
Mexico	2.5%
South Korea	2.4%
Canada	1.8%
Turkey	1.3%
Taiwan	0.3%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of
Global Income & Currency Fund Inc.
Nuveen Global Government Enhanced Income Fund
Nuveen Multi-Currency Short-Term Government Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Income & Currency Fund Inc., Nuveen Global Government Enhanced Income Fund and Nuveen Multi-Currency Short-Term Government Income Fund (hereinafter referred to as the "Funds") at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Global Income & Currency Fund Inc. for periods ended December 31, 2008 and prior were audited by other independent auditors whose report, dated March 13, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2012

Nuveen Investments

GCF

Global Income & Currency Fund Inc.

Portfolio of INVESTMENTS

  December 31, 2011

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 99.4%
		Sovereign Debt – 46.1%
		Australia – 4.5%
3,400	AUD	Australian Government	5.750%	4/15/12	AAA	$3,494,978
		Mexico – 5.7%
62,000	MXN	Mexican Treasury Bills	0.000%	3/08/12	Baa1	4,405,849
		Poland – 10.7%
29,000	PLD	Republic of Poland	0.000%	7/25/12	A	8,199,635
		South Africa – 12.9%
81,000	ZAR	Republic of South Africa Treasury Bill	0.000%	3/14/12	A-2	9,926,509
		Turkey – 12.3%
18,300	TRY	Republic of Turkey, Government Bond	0.000%	4/25/12	N/R	9,340,020
		Total Sovereign Debt				35,366,991
		U.S. Government and Agency Obligations – 52.2%
5,000		Federal Home Loan Bank Bonds	0.140%	9/25/12	Aaa	4,996,050
5,000		Federal Home Loan Bank Bonds	0.240%	9/26/12	Aaa	4,999,670
6,000		Federal Home Loan Bank Bonds	0.200%	11/29/12	Aaa	5,996,742
2,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	1/09/12	Aaa	1,999,994
7,000		Federal Home Loan Mortgage Corporation, Notes	0.135%	2/13/12	Aaa	6,999,839
5,000		Federal Home Loan Mortgage Corporation, Notes	5.500%	8/20/12	Aaa	5,166,995
5,000		Federal Home Loan Mortgage Corporation, Notes	4.625%	10/25/12	Aaa	5,180,045
4,750		U.S. Treasury Notes	1.875%	6/15/12	Aaa	4,788,779
39,750		Total U.S. Government and Agency Obligations				40,128,114
		Repurchase Agreements – 1.1%
$877		Repurchase Agreement with State Street Bank, dated 12/30/11, repurchase price $876,571, collateralized by $885,000 U.S. Treasury Notes, 1.000%, due 8/31/16, value $896,063	0.010%	1/03/12	N/A	876,570
		Total Short-Term Investments (cost $79,322,033)				76,371,675
		Total Investments (cost $79,322,033) – 99.4%				76,371,675
		Other Assets Less Liabilities – 0.6% (4)				474,111
		Net Assets – 100%				$76,845,786

Nuveen Investments

GCF

Global Income & Currency Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2011

Investments in Derivatives at December 31, 2011:

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Morgan Stanley	Brazilian Real	14,400,000	U.S. Dollar	7,741,935	1/04/12	$21,791
Citibank N.A.	Czech Koruna	74,000,000	U.S. Dollar	3,799,743	2/21/12	52,110
Deutsche Bank AG	Danish Krone	14,300,000	U.S. Dollar	2,575,950	1/30/12	85,785
Bank of America	Euro	7,000,000	U.S. Dollar	9,378,810	2/13/12	316,572
Morgan Stanley	Euro	1,800,000	U.S. Dollar	2,337,991	2/16/12	7,628
Bank of America	Japanese Yen	680,000,000	U.S. Dollar	8,756,906	2/21/12	(84,494)
Citibank N.A.	Philippine Peso	130,000,000	U.S. Dollar	2,939,846	2/21/12	(26,159)
Morgan Stanley	Polish Zloty	15,800,000	U.S. Dollar	4,523,980	2/21/12	(34,255)
Morgan Stanley	Pound Sterling	3,000,000	U.S. Dollar	4,728,993	1/23/12	70,753
JPMorgan Chase	South African Rand	44,800,000	U.S. Dollar	5,307,742	2/21/12	(199,876)
Citibank N.A.	Swiss Franc	8,500,000	U.S. Dollar	9,272,795	1/23/12	220,617
JPMorgan Chase	Turkish Lira	2,672,000	U.S. Dollar	1,423,169	2/08/12	24,149
Morgan Stanley	U.S. Dollar	7,717,869	Brazilian Real	14,400,000	1/04/12	2,276
Citibank N.A.	U.S. Dollar	5,616,976	South Korean Won	6,300,000,000	1/13/12	(163,718)
Morgan Stanley	U.S. Dollar	8,460,767	Malaysian Ringgit	27,000,000	1/25/12	47,189
JPMorgan Chase	U.S. Dollar	3,606,388	South Korean Won	4,200,000,000	1/25/12	15,437
Bank of America	U.S. Dollar	3,457,549	Chilean Peso	1,800,000,000	1/27/12	(3,892)
Bank of America	U.S. Dollar	2,970,952	Mexican Peso	39,500,000	1/31/12	(146,473)
Morgan Stanley	U.S. Dollar	7,689,843	Brazilian Real	14,400,000	2/02/12	(22,080)
HSBC	U.S. Dollar	4,832,319	Chilean Peso	2,500,000,000	2/06/12	(42,312)
JPMorgan Chase	U.S. Dollar	3,437,082	Indian Rupee	180,000,000	2/09/12	(92,845)
Morgan Stanley	U.S. Dollar	3,792,950	New Zealand Dollar	5,000,000	2/10/12	89,514
Bank of America	U.S. Dollar	234,380	Euro	180,000	2/13/12	(1,351)
JPMorgan Chase	U.S. Dollar	3,697,506	Australian Dollar	3,700,000	2/17/12	68,046
						$204,412

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (4)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

  N/A  Not applicable.

  N/R  Not rated.

  AUD  Australian Dollar

  MXN  Mexican Peso

  PLD  Polish Zloty

  TRY  Turkish Lira

  ZAR  South African Rand

See accompanying notes to financial statements.

Nuveen Investments

JGG

Nuveen Global Government Enhanced Income Fund

Portfolio of INVESTMENTS

  December 31, 2011

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Corporate Bonds – 4.2%
		Diversified Financial Services – 4.2%
$6,000		Citigroup Inc.	2.125%	4/30/12	Aaa	$6,040,002
$6,000		Total Corporate Bonds (cost $6,039,399)				6,040,002
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 51.8% (3)
		Australia – 5.3%
6,500	AUD	Australian Government	5.750%	5/15/21	AAA	7,731,992
		Chile – 1.4%
1,055,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	2,033,820
		Colombia – 2.0%
4,000,000	COP	Republic of Colombia	9.850%	6/28/27	BBB-	2,904,926
		Czech Republic – 7.7%
217,000	CZK	Czech Republic Government Bond	2.800%	9/16/13	AA	11,170,394
		Germany – 18.0%
3,000	EUR	Bundesobligation	4.000%	4/13/12	AAA	3,925,462
2,200	EUR	Bundesschatzanweisungen, German Republic Federal Treasury Bill	0.750%	9/14/12	AAA	2,863,723
9,900	EUR	Deutschland Republic	3.250%	7/04/15	AAA	14,046,210
3,489	EUR	Deutschland Republic	3.500%	7/04/19	AAA	5,164,537
18,589	EUR	Total Germany				25,999,932
		Netherlands – 3.0%
3,000	EUR	Netherlands Government Bond	3.500%	7/15/20	AAA	4,307,330
		New Zealand – 2.1%
3,700	NZD	New Zealand, Treasury Bill	6.500%	4/15/13	Aaa	3,026,704
		Peru – 2.5%
9,130	PEN	Republic of Peru	6.950%	8/12/31	Baa3	3,559,904
		Poland – 1.2%
6,500	PLN	Republic of Poland	5.250%	10/25/20	A	1,806,581
		South Africa – 5.1%
62,000	ZAR	Republic of South Africa	7.250%	1/15/20	A	7,384,655
		United Kingdom – 3.5%
2,800	GBP	United Kingdom, Treasury Bill	3.750%	9/07/19	AAA	5,018,141
		Total Sovereign Debt (cost $75,418,172)				74,944,379

Nuveen Investments

JGG

Nuveen Global Government Enhanced Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments — 39.9% (5)
		Sovereign Debt — 3.9%
		South Korea — 3.9%
6,500,000	KRW	Korea Monetary Stability Bond	3.460%	12/09/12	A1	$5,654,118
		U.S. Government and Agency Obligations — 34.6%
$6,000		Federal Home Loan Bank Bonds	1.625%	9/26/12	Aaa	6,060,216
10,000		Federal Home Loan Bank Bonds	0.240%	9/26/12	Aaa	9,999,340
10,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	1/09/12	Aaa	9,999,970
5,000		Federal Home Loan Mortgage Corporation, Notes	0.135%	2/13/12	Aaa	4,999,885
4,000		Federal Home Loan Mortgage Corporation, Notes	4.625%	10/25/12	Aaa	4,144,036
7,577		Federal National Mortgage Association	4.375%	9/15/12	Aaa	7,797,854
7,000		U.S. Treasury Notes, (6)	1.375%	2/15/12	Aaa	7,010,935
49,577		Total U.S. Government and Agency Obligations				50,012,236
		Repurchase Agreements — 1.4%
$2,097		Repurchase Agreement with State Street Bank, dated 12/30/11, repurchase price $2,096,761, collateralized by $2,115,000 U.S. Treasury Notes, 2.000%, due 11/15/21, value $2,138,794	0.010%	1/03/12	N/A	2,096,759
		Total Short-Term Investments (cost $57,756,395)				57,763,113
		Total Investments (cost $139,213,966) – 95.9%				138,747,494
		Other Assets Less Liabilities – 4.1% (7)				5,954,005
		Net Assets – 100%				$144,701,499

Investments in Derivatives at December 31, 2011:

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Australian Dollar	7,500,000	U.S. Dollar	7,434,900	2/21/12	$(194,536)
Morgan Stanley	Brazilian Real	4,600,000	U.S. Dollar	2,473,118	1/04/12	6,961
Barclays	Colombian Peso	5,000,000,000	U.S. Dollar	2,574,201	1/25/12	(13,182)
Citibank N.A.	Czech Koruna	271,129,000	U.S. Dollar	13,921,900	2/21/12	190,928
Bank of America	Euro	3,600,000	U.S. Dollar	4,823,388	2/13/12	162,809
Morgan Stanley	Euro	1,100,000	U.S. Dollar	1,428,772	2/16/12	4,662
Citibank N.A.	Euro	23,020,000	U.S. Dollar	30,043,770	2/21/12	239,455
Bank of America	Japanese Yen	470,000,000	U.S. Dollar	6,052,567	2/21/12	(58,401)
Morgan Stanley	New Zealand Dollar	1,900,000	U.S. Dollar	1,431,783	1/27/12	(44,958)
Citibank N.A.	Peruvian Nouveau Sol	9,012,500	U.S. Dollar	3,332,409	1/25/12	(4,060)
Morgan Stanley	Pound Sterling	1,400,000	U.S. Dollar	2,206,863	1/23/12	33,018
Credit Suisse	Pound Sterling	3,130,000	U.S. Dollar	4,854,787	1/23/12	(5,311)
JPMorgan Chase	South African Rand	46,300,000	U.S. Dollar	5,485,457	2/21/12	(206,568)
Citibank N.A.	South Korean Won	3,192,246,094	U.S. Dollar	2,846,154	1/13/12	82,957
Citibank N.A.	Swiss Franc	4,000,000	U.S. Dollar	4,363,668	1/23/12	103,820
Morgan Stanley	U.S. Dollar	2,465,430	Brazilian Real	4,600,000	1/04/12	727
UBS AG	U.S. Dollar	4,018,816	Canadian Dollar	4,000,000	1/09/12	(92,965)
Morgan Stanley	U.S. Dollar	2,820,256	Malaysian Ringgit	9,000,000	1/25/12	15,730
Credit Suisse	U.S. Dollar	2,971,153	Mexican Peso	39,500,000	1/31/12	(146,674)
Morgan Stanley	U.S. Dollar	2,456,478	Brazilian Real	4,600,000	2/01/12	(7,054)
HSBC	U.S. Dollar	2,706,098	Chilean Peso	1,400,000,000	2/06/12	(23,695)
Citibank N.A.	U.S. Dollar	2,487,827	Mexican Peso	35,000,000	2/08/12	13,264
JPMorgan Chase	U.S. Dollar	2,321,438	Turkish Lira	4,358,500	2/08/12	(39,391)
Morgan Stanley	U.S. Dollar	1,360,131	Turkish Lira	2,600,000	2/16/12	(1,095)

Nuveen Investments

Investments in Derivatives at December 31, 2011 (continued):

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
JPMorgan Chase	U.S. Dollar	1,498,989	Australian Dollar	1,500,000	2/17/12	$27,586
Citibank N.A.	U.S. Dollar	1,353,913	Canadian Dollar	1,400,000	2/21/12	18,824
						$62,851

Interest Rate Swaps outstanding:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup N.A.	17,000,000	AUD	Receive	3-Month AUD-BBR	4.690%	Quarterly	7/21/13	$(226,681)	$(226,681)
Citigroup N.A.	7,150,000	PLN	Pay	6-Month WIBOR	5.340	Annually	7/06/20	67,688	67,688
Citigroup N.A.	18,450,000	ZAR	Pay	3-Month ZAR-JIBAR	7.655	Quarterly	1/07/21	34,012	34,012
Deutsche Bank AG	28,000,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	648,803	648,803
JPMorgan	5,700,000,000	CLP	Pay	6-Month ICP	4.580	Semi-Annually	8/10/14	36,441	1,090,298
JPMorgan	9,960,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(250,234)	(250,234)
JPMorgan	64,000,000	MXN	Pay	28-Day MXN-TIIE	7.750	28-Day	2/05/21	385,018	385,018
Morgan Stanley	61,500,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(314,216)	(314,216)
Morgan Stanley	23,000,000	SEK	Receive	3-Month STIBOR	2.560	Annually	11/12/15	(83,216)	(83,216)
RBC	21,990,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	2,575,349	3,222,475
RBC	8,000,000	AUD	Pay	6-Month AUD-BBR	6.100	Semi-Annually	1/14/20	926,771	926,771
UBS AG	97,000,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(463,655)	(463,655)
									$5,037,063

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
UK Long GILT Bond	Long	18	3/12	$2,105,100	$95,277

Nuveen Investments

JGG

Nuveen Global Government Enhanced Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Additional Sovereign Debt exposure is obtained from investments in futures and interest rate swap transactions that reference the global government bond markets.

  (4)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (5)  Substantially all of the Fund's Short-Term Investments may be used as collateral for investments in derivatives.

  (6)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (7)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

  N/A  Not applicable.

  AUD  Australian Dollar

  CLP  Chilean Peso

  COP  Colombian Peso

  CZK  Czech Koruna

  EUR  Euro

  GBP  British Pound Sterling

  ILS  Israeli Shekel

  KRW  South Korean Won

  MXN  Mexican Peso

  NZD  New Zealand Dollar

  PEN  Peruvian Nuevo Sol

  PLN  Polish Zloty

  SEK  Swedish Krona

  ZAR  South African Rand

  AUD-BBR  Australian Dollar-Bank Bill Rate

  GILT  UK equivalent of a U.S. Treasury Security

  ICP  Indice Cámara Promedio

  JIBAR  Johannesburg Inter-Bank Agreed Rate

  KRW-CD-KSDA  Korean Won-Certificates of Deposit-Korean Securities Dealers Association

  MXN-TIIE  Mexican Peso Inter-Bank Equilibrium Interest Rate

  NZD-BBR  New Zealand Dollar-Bank Bill Rate

  PRIBOR  Prague Interbank Offered Rate

  STIBOR  Stockholm Interbank Offered Rate

  TELBOR  Tel-Aviv Inter-Bank Offered Rate

  WIBOR  Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments

JGT

Nuveen Multi-Currency Short-Term Government Income Fund

Portfolio of INVESTMENTS

  December 31, 2011

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Corporate Bonds – 3.3%
		Diversified Financial Services – 3.3%
$20,000		Citigroup Inc.	2.125%	4/30/12	Aaa	$20,133,340
$20,000		Total Corporate Bonds (cost $20,131,329)				20,133,340
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 26.0%
		Brazil – 8.6%
45,843	BRL	Letra De Tesouro Nacional de Brazil	0.000%	10/01/12	Baa2	$22,849,120
25,065	BRL	National Treasury Note of Brazil	6.000%	8/15/12	Baa2	29,268,193
70,908	BRL	Total Brazil				52,117,313
		Canada – 1.8%
11,000	CAD	Canadian Government Bond	1.500%	3/01/12	AAA	10,808,020
		Chile – 6.9%
11,300,000	CLP	Bonos del Banco Central de Chile en Pesos	3.000%	5/01/12	Aa3	21,677,729
10,565,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	20,367,117
21,865,000	CLP	Total Chile				42,044,846
		Colombia – 3.0%
27,290,000	COL	Republic of Colombia	12.000%	10/22/15	BBB-	18,056,308
		Mexico – 2.6%
150,000	MXN	Mexico Bonos de DeSarrollo	9.000%	12/20/12	A-	11,182,437
55,000	MXN	United Mexican States	9.500%	12/18/14	A-	4,408,371
205,000	MXN	Total Mexico				15,590,808
		Poland – 2.8%
30,000	PLN	Republic of Poland	0.000%	1/25/12	A	8,671,902
30,000	PLN	Republic of Poland	0.000%	7/25/12	A	8,482,381
60,000	PLN	Total Poland				17,154,283
		Taiwan – 0.3%
50,000	TWD	Taiwan Government	3.625%	3/08/12	AA-	1,659,926
		Total Sovereign Debt (cost $156,082,981)				157,431,504

Nuveen Investments

JGT

Nuveen Multi-Currency Short-Term Government Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 70.9%
		Sovereign Debt – 18.3%
		Brazil – 14.6%
106,800	BRL	Letra De Tesouro Nacional de Brazil	0.000%	7/01/12	BBB+	$54,558,267
63,556	BRL	National Treasury Note of Brazil	10.000%	1/01/12	BBB	34,073,717
170,356	BRL	Total Brazil				88,631,984
		South Korea – 2.4%
17,000,000	KRW	Korea Monetary Stability Bond	3.460%	12/09/12	A1	14,787,693
		Turkey – 1.3%
15,200	TRY	Republic of Turkey, Government Bond	0.000%	4/25/12	N/R	7,757,831
		Total Sovereign Debt				111,177,508
		U.S. Government and Agency Obligations – 51.1%
$9,180		Federal Home Loan Bank Bonds	0.260%	7/16/12	Aaa	9,184,085
30,000		Federal Home Loan Bank Bonds	0.140%	9/25/12	Aaa	29,976,300
21,000		Federal Home Loan Bank Bonds	1.625%	9/26/12	Aaa	21,210,756
20,000		Federal Home Loan Bank Bonds	0.240%	9/26/12	Aaa	19,998,680
35,000		Federal Home Loan Bank Bonds	0.200%	11/29/12	Aaa	34,980,995
18,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	1/09/12	Aaa	17,999,946
18,000		Federal Home Loan Mortgage Corporation, Notes	0.135%	2/13/12	Aaa	17,999,586
30,000		Federal Home Loan Mortgage Corporation, Notes	0.110%	2/21/12	Aaa	29,999,190
35,000		Federal Home Loan Mortgage Corporation, Notes	4.625%	10/25/12	Aaa	36,260,315
40,000		Federal National Mortgage Association	0.110%	2/29/12	Aaa	39,998,720
19,000		U.S. Treasury Notes	1.375%	2/15/12	Aaa	19,029,678
20,000		U.S. Treasury Notes, (4)	1.375%	3/15/12	Aaa	20,053,120
13,000		U.S. Treasury Notes, (4)	1.375%	5/15/12	Aaa	13,063,479
308,180		Total U.S. Government and Agency Obligations				309,754,850
		Repurchase Agreements – 1.5%
$8,824		Repurchase Agreement with State Street Bank, dated 12/30/11, repurchase price $8,823,529, collateralized by $8,315,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $9,000,988	0.010%	1/03/12	N/A	8,823,519
		Total Short-Term Investments (cost $442,870,507)				429,755,877
		Total Investments (cost $619,084,817) – 100.2%				607,320,721
		Other Assets Less Liabilities – (0.2)% (5)				(1,358,340)
		Net Assets – 100%				$605,962,381

Investments in Derivatives at December 31, 2011:

Call Options Purchased outstanding:

Number of Contracts	Counterparty	Type	Put Notional Amount (6)		Call Notional Amount		Expiration Date	Strike Price		Value
1	Credit Suisse	Currency Option	50,000,000	USD	92,500,000	TRY	3/14/12	1.852	TRY	$554,350
		Total Call Options Purchased (premiums paid $650,000)								$554,350

Put Options Written oustanding:

Number of Contracts	Counterparty	Type	Put Notional Amount		Call Notional Amount (7)		Expiration Date	Strike Price		Value
1	Credit Suisse	Currency Option	(104,500,000	) TRY	(50,000,000	) USD	3/14/12	2.090	TRY	$(446,150)
		Total Put Options Written (premiums received $650,000)								$(446,150)

Nuveen Investments

Investments in Derivatives at December 31, 2011 (continued):

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
UBS AG	Brazilian Real	135,567,000	U.S. Dollar	72,670,598	1/04/12	$(9,740)
UBS AG	Brazilian Real	135,567,000	U.S. Dollar	72,398,932	2/02/12	211,740
Citibank N.A.	Colombian Peso	20,800,000,000	U.S. Dollar	10,699,688	1/25/12	(63,925)
Credit Suisse	South Korean Won	7,100,000,000	U.S. Dollar	6,127,292	1/19/12	(6,858)
Barclays	Turkish Lira	21,700,000	U.S. Dollar	11,403,048	1/13/12	(28,145)
Standard Chartered Bank	Yuan Renminbi	210,000,000	U.S. Dollar	33,024,060	7/18/12	39,967
UBS AG	U.S. Dollar	72,889,403	Brazilian Real	135,567,000	1/04/12	(209,065)
Citibank N.A.	U.S. Dollar	15,092,745	Australian Dollar	14,250,000	1/09/12	(526,115)
HSBC	U.S. Dollar	21,319,267	Australian Dollar	20,650,000	1/09/12	(210,431)
UBS AG	U.S. Dollar	23,409,604	Canadian Dollar	23,300,000	1/09/12	(541,523)
RBC	U.S. Dollar	38,257,886	Canadian Dollar	38,800,000	1/13/12	(180,557)
Citibank N.A.	U.S. Dollar	57,832,561	South Korean Won	64,865,000,000	1/13/12	(1,685,645)
Barclays	U.S. Dollar	12,211,593	Turkish Lira	21,700,000	1/13/12	(780,399)
RBC	U.S. Dollar	20,991,314	Turkish Lira	37,906,640	1/13/12	(1,022,737)
Credit Suisse	U.S. Dollar	33,591,731	South Korean Won	39,000,000,000	1/19/12	102,896
Goldman Sachs	U.S. Dollar	35,573,669	Norwegian Krone	206,000,000	1/23/12	(1,151,148)
Morgan Stanley	U.S. Dollar	28,721,333	Indonesian Rupiah	265,500,000,000	1/25/12	208,831
Morgan Stanley	U.S. Dollar	64,239,158	Malaysian Ringgit	205,000,000	1/25/12	358,290
Credit Suisse	U.S. Dollar	8,116,370	Mexican Peso	111,385,000	1/25/12	(147,874)
JPMorgan Chase	U.S. Dollar	11,742,602	South African Rand	100,000,000	1/30/12	592,747
Credit Suisse	U.S. Dollar	26,777,991	Mexican Peso	356,000,000	1/31/12	(1,321,921)
HSBC	U.S. Dollar	22,175,508	Chilean Peso	11,472,499,075	2/06/12	(194,172)
JPMorgan Chase	U.S. Dollar	21,291,611	Turkish Lira	39,975,000	2/08/12	(361,284)
Morgan Stanley	U.S. Dollar	30,210,283	Canadian Dollar	30,500,000	2/09/12	(296,402)
JPMorgan Chase	U.S. Dollar	28,642,352	Indian Rupee	1,500,000,000	2/09/12	(773,707)
Morgan Stanley	U.S. Dollar	33,377,960	New Zealand Dollar	44,000,000	2/10/12	787,723
Barclays	U.S. Dollar	25,767,504	Mexican Peso	350,000,000	2/13/12	(767,246)
Goldman Sachs	U.S. Dollar	35,028,175	Australian Dollar	35,000,000	2/16/12	595,928
Bank of America	U.S. Dollar	20,322,060	Australian Dollar	20,500,000	2/21/12	531,731
Citibank N.A.	U.S. Dollar	16,246,954	Canadian Dollar	16,800,000	2/21/12	225,885
Morgan Stanley	U.S. Dollar	34,222,775	Mexican Peso	474,225,000	2/21/12	(372,280)
JPMorgan Chase	U.S. Dollar	29,026,716	South African Rand	245,000,000	2/21/12	1,093,071
Bank of America	U.S. Dollar	54,687,500	Yuan Renminbi	350,000,000	6/29/12	300,385
Standard Chartered Bank	U.S. Dollar	50,876,644	Yuan Renminbi	325,000,000	7/18/12	170,168
						$(5,431,812)

Nuveen Investments

JGT

Nuveen Multi-Currency Short-Term Government Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Other Assets Less Liabilities includes the Value and Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

  (6)  Put Notional Amount is calculated by dividing the Call Notional Amount by the Strike Price.

  (7)  Call Notional Amount is calculated by dividing the Put Notional Amount by the Strike Price.

  N/A  Not applicable.

  N/R  Not rated.

  BRL  Brazilian Real

  CAD  Canadian Dollar

  CLP  Chilean Peso

  COL  Colombian Peso

  KRW  South Korean Won

  MXN  Mexican Peso

  PLN  Polish Zloty

  TRY  Turkish Lira

  TWD  Taiwan Dollar

  USD  United States Dollar

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2011

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Assets
Long-term investments, at value (cost $—, $81,457,571 and $176,214,310, respectively)	$—	$80,984,381	$177,564,844
Short-term investments, at value (cost $79,322,033, $57,756,395 and $442,870,507, respectively)	76,371,675	57,763,113	429,755,877
Options purchased, at value (premiums paid $—, $—, and $650,000, respectively)	—	—	554,350
Cash denominated in foreign currencies (cost $279,632, $1,301,186, and $1,453,233, respectively)	283,082	1,276,455	1,411,359
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,021,867	900,741	5,219,362
Interest rate swaps, net	—	6,023,131	—
Receivables:
Due from broker (net of amounts uncollectible of $—, $135,899 and $—, respectively)	—	884,014	—
Interest	194,439	1,465,393	3,455,991
Other assets	661	875	33,388
Total assets	77,871,724	149,298,103	617,995,171
Liabilities
Cash overdraft	—	871,186	—
Options written, at value (premiums received $—, $—, and $650,000, respectively)	—	—	446,150
Unrealized depreciation on:
Forward foreign currency exchange contracts	817,455	837,890	10,651,174
Interest rate swaps, net	—	986,068	—
Interest rate swaps premiums received	—	1,700,983	—
Payables:
Due to broker	—	—	129,122
Fund shares repurchased	—	—	39,632
Variation margin on futures contracts	—	2,127	—
Accrued expenses:
Management fees	58,642	108,110	455,003
Other	149,841	90,240	311,709
Total liabilities	1,025,938	4,596,604	12,032,790
Net assets	$76,845,786	$144,701,499	$605,962,381
Shares outstanding	5,360,486	9,359,018	43,266,514
Net asset value per share outstanding	$14.34	$15.46	$14.01
Net assets consist of:
Shares, ($.001, $.01 and $.01, respectively) par value per share	$5,360	$93,590	$432,665
Paid-in surplus	84,233,100	144,008,330	659,652,356
Undistributed (Over-distribution of) net investment income	503,181	(2,071,945)	(26,022,246)
Accumulated net realized gain (loss)	(5,153,590)	(1,978,727)	(10,966,173)
Net unrealized appreciation (depreciation)	(2,742,265)	4,650,251	(17,134,221)
Net assets	$76,845,786	$144,701,499	$605,962,381

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2011

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Investment Income (net of foreign tax withheld of $—, $2,253 and $105,854, respectively)	$2,158,352	$3,185,966	$12,417,175
Expenses
Management fees	734,159	1,299,571	5,923,645
Shareholders' servicing agent fees and expenses	4,275	303	424
Custodian's fees and expenses	95,833	120,919	690,704
Directors'/Trustees' fees and expenses	2,204	4,276	19,725
Professional fees	20,547	41,576	40,710
Shareholders' reports — printing and mailing expenses	40,620	39,804	143,984
Stock exchange listing fees	—	9,017	14,506
Investor relations expense	24,128	32,373	141,421
Interest expense	—	—	156,950
Repurchase fees	77,195	—	—
Other expenses	12,124	12,864	53,690
Total expenses before custodian fee credit	1,011,085	1,560,703	7,185,759
Custodian fee credit	(221)	—	(177)
Net expenses	1,010,864	1,560,703	7,185,582
Net investment income (loss)	1,147,488	1,625,263	5,231,593
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(549,346)	(1,101,156)	7,143,598
Forward foreign currency exchange contracts	561,841	1,903,369	(4,751,704)
Futures contracts	—	(63,422)	—
Interest rate swaps	—	799,341	—
Options purchased	43,400	25,675	(940,300)
Options written	156,500	89,785	2,157,600
Net increase in realized gain (loss) from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	36,215
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,197,676)	(1,404,200)	(20,218,915)
Forward foreign currency exchange contracts	(1,042,568)	(1,131,119)	(3,440,956)
Futures contracts	—	348,545	—
Interest rate swaps	—	2,942,414	—
Options purchased	—	—	(95,650)
Options written	—	—	203,850
Net realized and unrealized gain (loss)	(5,027,849)	2,409,232	(19,906,262)
Net increase (decrease) in net assets from operations	$(3,880,361)	$4,034,495	$(14,674,669)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$1,147,488	$215,420	$1,625,263	$1,303,322
Net realized gain (loss) from:
Investments and foreign currency	(549,346)	2,353,268	(1,101,156)	2,227,508
Forward foreign currency exchange contracts	561,841	1,451,739	1,903,369	491,890
Futures contracts	—	—	(63,422)	(702,740)
Interest rate swaps	—	—	799,341	2,546,341
Options purchased	43,400	—	25,675	—
Options written	156,500	—	89,785	—
Swaptions written	—	—	—	(27,509)
Net increase in realized gain (loss) from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,197,676)	(910,318)	(1,404,200)	185,328
Forward foreign currency exchange contracts	(1,042,568)	2,588,463	(1,131,119)	1,035,825
Futures contracts	—	—	348,545	(253,268)
Interest rate swaps	—	—	2,942,414	3,704,987
Options purchased	—	—	—	—
Options written	—	—	—	—
Swaptions written	—	—	—	32,200
Net increase (decrease) in net assets from operations	(3,880,361)	5,698,572	4,034,495	10,543,884
Distributions to Shareholders
From net investment income	(658,227)	(4,697,479)	(3,397,611)	(7,108,236)
From accumulated net realized gains	—	—	—	(543,466)
Return of capital	(4,173,264)	—	(8,769,112)	(6,927,272)
Decrease in net assets from distributions to shareholders	(4,831,491)	(4,697,479)	(12,166,723)	(14,578,974)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	615,509
Shares repurchased and retired (1)	(4,460,491)	(9,840,672)	—	—
Net increase (decrease) in net assets from capital share transactions	(4,460,491)	(9,840,672)	—	615,509
Net increase (decrease) in net assets	(13,172,343)	(8,839,579)	(8,132,228)	(3,419,581)
Net assets at the beginning of period	90,018,129	98,857,708	152,833,727	156,253,308
Net assets at the end of period	$76,845,786	$90,018,129	$144,701,499	$152,833,727
Undistributed (Over-distribution of) net investment income at the end of period	$503,181	$(854,367)	$(2,071,945)	$(3,474,480)

(1)  Including $77,195 and $27,631 of repurchase fees incurred during the fiscal years ended December 31, 2011 and December 31, 2010, respectively, for Global Income & Currency (GCF).

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Multi-Currency Short-Term Government Income (JGT)
	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$5,231,593	$15,929,554
Net realized gain (loss) from:
Investments and foreign currency	7,143,598	12,663,801
Forward foreign currency exchange contracts	(4,751,704)	(29,618,139)
Futures contracts	—	—
Interest rate swaps	—	—
Options purchased	(940,300)	(2,367,250)
Options written	2,157,600	805,125
Swaptions written	—	—
Net increase in realized gain (loss) from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	36,215	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(20,218,915)	(9,392,768)
Forward foreign currency exchange contracts	(3,440,956)	9,114,532
Futures contracts	—	—
Interest rate swaps	—	—
Options purchased	(95,650)	—
Options written	203,850	—
Swaptions written	—	—
Net increase (decrease) in net assets from operations	(14,674,669)	(2,865,145)
Distributions to Shareholders
From net investment income	(28,056,821)	(5,837,262)
From accumulated net realized gains	(10,623,137)	—
Return of capital	(17,909,475)	(56,193,547)
Decrease in net assets from distributions to shareholders	(56,589,433)	(62,030,809)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Shares repurchased and retired	(6,421,689)	(413,277)
Net increase (decrease) in net assets from capital share transactions	(6,421,689)	(413,277)
Net increase (decrease) in net assets	(77,685,791)	(65,309,231)
Net assets at the beginning of period	683,648,172	748,957,403
Net assets at the end of period	$605,962,381	$683,648,172
Undistributed (Over-distribution of) net investment income at the end of period	$(26,022,246)	$(3,546,484)

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions										Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)(b)		Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs		Discount from Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Net Asset Value(c)
Global Income & Currency (GCF)
Year Ended 12/31:
2011	$15.95	$.21	$(.93	)^	$(.72)	$(.12)	$—	$(.77)	$(.89)	$—		$—		$14.34	$12.80	(5.67)%	(4.69)%
2010	15.77	.04	.95	^	.99	(.81)	—	—	(.81)	—		—		15.95	14.47	8.96	6.49
2009	16.39	.28	(.09	)^	.19	—	—	(.81)	(.81)	—		—		15.77	14.04	6.44	1.90
2008	18.58	.78	(1.52	)^	(.74)	(1.03)	—	(.42)	(1.45)	—		—		16.39	13.97	(12.52)	(3.06)
2007	19.09	1.16	.35	^	1.51	(2.02)	—	—	(2.02)	—		—		18.58	17.55	8.49	8.60
Global Government Enhanced Income (JGG)
Year Ended 12/31:
2011	16.33	.17	.26		.43	(.36)	—	(.94)	(1.30)	—		—		15.46	14.16	(1.19)	2.82
2010	16.76	.14	.99		1.13	(.76)	(.06)	(.74)	(1.56)	—		—		16.33	15.65	(.22)	6.85
2009	18.00	.27	.05		.32	(.87)	(.05)	(.64)	(1.56)	—		—	**	16.76	17.23	18.57	1.70
2008	18.57	.79	.23		1.02	(.82)	—	(.77)	(1.59)	—		—		18.00	15.93	7.38	5.85
2007	19.48	.77	(.06)		.71	(1.21)	(.01)	(.40)	(1.62)	—		—		18.57	16.36	(12.27)	3.84
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2011	15.64	.12	(.46)		(.34)	(.65)	(.24)	(.41)	(1.30)	—		.01		14.01	12.11	(3.27)	(2.39	)***
2010	17.12	.36	(.42)		(.06)	(.13)	—	(1.29)	(1.42)	—		—	**	15.64	13.77	(1.44)	(.18)
2009	16.51	.49	1.63		2.12	(.93)	(.48)	(.10)	(1.51)	—	**	.01		17.12	15.41	22.55	13.35
2008	19.31	1.07	(2.14)		(1.07)	(1.18)	(.02)	(.53)	(1.73)	—	**	.01		16.51	13.90	(8.32)	(6.01)
2007 (d)	19.10	.72	1.09		1.81	(.82)	(.75)	—	(1.57)	(.03)		—		19.31	16.93	(7.75)	9.47

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Net of federal corporate Income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term Capital Gains Retained
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2011	N/A
2010	N/A
2009	N/A
2008	N/A
2007(d)	$.15

(c)  • Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  • Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  • For the fiscal years ended December 31, 2009, and prior, Global Income & Currency's (GCF) Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Fund's previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

  • Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their

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		Ratios/Supplemental Data
			Ratios to Average Net Assets
		Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate
Global Income & Currency (GCF)
Year Ended 12/31:
2011		$76,846	1.21%		1.37%		0%
2010		90,018	1.20		.23		0
2009		98,858	1.22		1.71		0
2008		108,158	1.20		4.35		0
2007		129,045	1.16		5.99		0
Global Government Enhanced Income (JGG)
Year Ended 12/31:
2011		144,701	1.06		1.10		36
2010		152,834	1.06		.82		105
2009		156,253	1.08		1.54		177
2008		167,522	1.05		4.32		54
2007		173,302	.99		4.04		302
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2011		605,962	1.06		.77		41
2010		683,648	1.13		2.28		77
2009		748,957	1.07		2.92		103
2008		729,813	1.05		5.81		38
2007	(d)	858,833	1.07	*	5.40	*	205

pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns
	Shareholders of Record on	Based on Market Value	Based on Net Asset Value
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2011	N/A	(3.27)%	(2.39	)%***
2010	N/A	(1.44)	(.18)
2009	N/A	22.55	13.35
2008	N/A	(8.32)	(6.01)
2007(d)	December 31	(6.97)	10.29

(d)  For the period April 25, 2007 (commencement of operations) through December 31, 2007.

N/A  The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.

*  Annualized.

**  Rounds to less than $.01 per share.

***  During the fiscal year ended December 31, 2011, Multi-Currency Short-Term Government Income (JGT) received payments from the Adviser of $36,215 to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return on Net Asset Value.

^  Includes repurchase fees, which are less than $.01 per share.

See accompanying notes to financial statements.

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Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Global Income & Currency Fund Inc. (GCF), Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies. Global Income & Currency (GCF) was organized as a Maryland business trust on August 2, 2005. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Effective January 1, 2011, the Funds' adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser"). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the "Sub-Adviser"), to house its portfolio management capabilities.

Global Income & Currency's (GCF) investment objective is to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund's portfolio will be comprised of short-term fixed income securities and investments in other instruments that provide long and short exposure to the eligible currencies selected by the Sub-Adviser using the investment process described in its prospectus. In implementing its investment strategy, the Sub-Adviser begins the investment process by investing all or substantially all of the Fund's assets primarily in short-term debt securities, including, but not limited to, foreign sovereign debt securities, securities issued by U.S. Government agencies and instrumentalities, debt obligations of corporate issuers and other debt securities that the Sub-Adviser believes are appropriate investments for the Fund (the "Debt Securities"). Following its investment in the Debt Securities, the Sub-Adviser generally will make investments in forward contracts and other instruments that provide exposure to selected foreign currencies.

Global Government Enhanced Income's (JGG) primary investment objective is to provide a high level of current income and gains. The Fund's secondary investment objective is to seek capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. Dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a currency strategy of up to 35% long and 35% short positions, with a target of 25% / 25%. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Multi-Currency Short-Term Government Income's (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund will invest directly and indirectly in a portfolio of short-term international government securities. The Fund will invest approximately 50% of its assets directly in international short-term government securities that are denominated in non-U.S. currencies and will not be currency hedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that offer exposure to the returns of short-term international (non-U.S.) government securities. These contracts are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Prices of fixed-income securities, short-term U.S. and international government securities, forward foreign currency exchange contracts and interest rate swaps are provided by a pricing service approved by the Funds' Board of Directors/Trustees. These

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securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds' Board of Trustees. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors/Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue

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Notes to

FINANCIAL STATEMENTS (continued)

Code applicable to regulated investment companies ("RICs"). In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors/Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2011 and December 31, 2010, are reflected in the accompanying financial statements.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

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The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written, swaps and swaptions written are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written, swaps and swaptions written, respectively" when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended December 31, 2011, Global Income & Currency (GCF) entered into forward foreign currency exchange contracts buying currencies expected to appreciate and selling currencies expected to depreciate. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) entered into forward foreign currency exchange contracts to reduce risk and to take portfolio positions. The Funds reduce risk by hedging the foreign currency risk associated with the Fund's foreign debt investments. The Funds took portfolio positions through a forward purchase of a foreign currency to benefit from its potential appreciation, and purchased one currency and sold another to benefit from their potential movement relative to one another.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2011, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Average number of forward foreign currency exchange contracts outstanding*	27	33	47

*  The average number of foreign currency exchange contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made

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Notes to

FINANCIAL STATEMENTS (continued)

or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. Global Income & Currency (GCF) and Multi-Currency Short-Term Government Income (JGT) did not invest in futures contracts during the fiscal year ended December 31, 2011.

During the fiscal year ended December 31, 2011, Global Government Enhanced Income (JGG) entered into treasury futures to benefit from potential flattening of the yield curve or potential from changes in the shape of the U.S. government bond yield curve. The Fund also invested in a foreign currency future to manage foreign currency exposure. To reduce unwanted currency exposure from the Fund's portfolio, a short foreign currency future would be acquired.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2011, was as follows:

Global Government Enhanced Income (JGG)
Average number of futures contracts outstanding*	41

*  The average number of futures contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund uses interest rate swap contracts for purposes of risk reduction or expressing market views. An example of risk reduction would be to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund's portfolio of investments. An example of expressing a market view would be to enter into swaps of different tenors that offset one another in whole or in part (in one case paying the fixed leg, in the other case receiving the fixed leg), in order to benefit if certain changes occur in the slope of the yield curve. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed or floating rate payment in exchange for the counterparty paying or receiving from each Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. Payments received or made at the beginning of the measurement period are recognized as "Interest rate swaps premiums paid and /or received" on the Statement of Assets and Liabilities. Payments made or received upon entering into the swap agreement are to compensate for differences

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between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps, net" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. Global Income & Currency (GCF) and Multi-Currency Short-Term Government Income (JGT) did not invest in interest rate swap contracts during the fiscal year ended December 31, 2011.

During the fiscal year ended December 31, 2011, Global Government Enhanced Income (JGG) invested in interest rate swaps, receiving and paying a fixed rate of interest at various points of the yield curve in different countries. The Fund's investments in these interest rate swap transactions were designed to benefit from potential relative interest rate moves, and the shapes of the yield curves, in a variety of countries.

The average number of interest rate swap contracts outstanding during the fiscal year ended December 31, 2011, were as follows:

Global Government Enhanced Income (JGG)
Average number of interest rate swap contracts outstanding*	14

*  The average number of interest rate swap contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options and/or Swaptions purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options and/or Swaptions written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased" on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written" on the Statement of Operations. When an option and/or swaption is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from Options and/or Swaptions purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option and/or swaption, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2011, each of the Funds purchased short-term call options on currencies (the Brazilian real for Global Income & Currency (GCF) and Global Government Enhanced Income (JGG) and the Turkish lira for Multi-Currency Short-Term Government Income (JGT)) in an attempt to benefit from an appreciation in the currency, and wrote (sold) higher strike calls on the same currency that would limit the Funds' upside if such appreciation took place. These transactions would therefore have benefited from a moderate appreciation in these currencies.

The Funds did not purchase/write swaptions during the fiscal year ended December 31, 2011.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The average number of options contracts outstanding during the fiscal year ended December 31, 2011, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Average number of purchased option contracts outstanding*	1	1	1

*  The average number of option contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Average number of written option contracts outstanding*	1	1	1

*  The average number of option contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on option activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker

On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates ("Lehman") filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the

Nuveen Investments

U.S. and other jurisdictions. Lehman's bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and quantify such exposures. The Funds have filed claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds' net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Funds discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds' expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized as "net of amounts uncollectible of" the component of "Due from broker" on the Statement of Assets and Liabilities.

Global Government Enhanced Income (JGG) also has an outstanding trade receivable in the amount of $871,186 from Lehman, which is recognized as a component of "Due from Broker" on Statement of Assets and Liabilities. The Fund's Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund's custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund's accounting records and recognized as "Cash overdraft" on the Statement of Assets and Liabilities, there has been no effect on the Fund's NAV.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2011:

Global Income & Currency (GCF)	Level 1	Level 2	Level 3	Total
Investments:
Short-Term Investments	$—	$76,371,675	$—	$76,371,675
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	204,412	—	204,412
Total	$—	$76,576,087	$—	$76,576,087

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Global Government Enhanced Income (JGG)	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$6,040,002	$—	$6,040,002
Sovereign Debt	—	74,944,379	—	74,944,379
Short-Term Investments	—	57,763,113	—	57,763,113
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	62,851	—	62,851
Interest Rate Swaps*	—	5,037,063	—	5,037,063
Futures Contracts*	95,277	—	—	95,277
Total	$95,277	$143,847,408	$—	$143,942,685
Multi-Currency Short-Term Government Income (JGT)	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$20,133,340	$—	$20,133,340
Sovereign Debt	—	157,431,504	—	157,431,504
Short-Term Investments	—	429,755,877	—	429,755,877
Derivatives:
Call Options Purchased	554,350	—	—	554,350
Put Options Written	(446,150)	—	—	(446,150)
Forward Foreign Currency Exchange Contracts*	—	(5,431,812)	—	(5,431,812)
Total	$108,200	$601,888,909	$—	$601,997,109

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

During the fiscal year ended December 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Global Income & Currency (GCF)

Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward		Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$1,021,867	foreign currency exchange contracts	$817,455

Nuveen Investments

Global Government Enhanced Income (JGG)

		Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward		Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$900,741	foreign currency exchange contracts	$837,890
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps, net*	6,375,065	Unrealized depreciation on interest rate swaps, net*	1,338,002
Interest Rate	Futures Contracts	Payable for variation margin on futures contracts**	95,277	Payable for variation margin on futures contracts**	—
Total			$7,371,083		$2,175,892

*  Represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Fund's Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above. The Statement of Assets and Liabilities presents the net unrealized appreciation (depreciation) by counterparty of all interest rate swap contracts as a component of "Unrealized appreciation or depreciation on interest rate swaps, net."

**  Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

Multi-Currency Short-Term Government Income (JGT)

		Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward			Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$5,219,362	foreign currency exchange contracts	$10,651,174
Foreign Currency Exchange Rate	Options	Options purchased, at value	554,350	Options written, at value	446,150
Total			$5,773,712		$11,097,324

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$561,841	$1,903,369	$(4,751,704)
Net Realized Gain (Loss) from Futures Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$(63,422)	$—
Net Realized Gain (Loss) from Interest Rate Swaps	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$799,341	$—
Net Realized Gain (Loss) from Options Purchased	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$43,400	$25,675	$(940,300)

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Net Realized Gain (Loss) from Options Written	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$156,500	$89,785	$2,157,600
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(1,042,568)	$(11,131,119)	$(3,440,956)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$348,545	$—
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$2,942,414	$—
Change in Net Unrealized Appreciation (Depreciation) of Options Purchased	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$—	$—	$(95,650)
Change in Net Unrealized Appreciation (Depreciation) of Options Written	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$—	$—	$203,850

Nuveen Investments

4. Fund Shares

GCF, as an interval Fund, is required to repurchase, at least annually, 5% to 25% of its outstanding shares at NAV (less repurchase fee not to exceed 2%).

Transactions in Fund shares were as follows:

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)		Multi-Currency Short-Term Government Income (JGT)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Shares issued to shareholders due to reinvestment of distributions	—	—	—	36,466	—	—
Shares repurchased and retired	(282,131)	(626,957)	—	—	(458,279)	(31,500)
Weighted average:
Price per share repurchased and retired	$16.03	$15.74	—	—	$13.99	$13.10
Discount per share repurchased and retired	N/A	N/A	—	—	12.56%	16.65%

N/A—Global Income & Currency (GCF) repurchased and retire its shares at NAV.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2011, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Purchases	$—	$54,751,015	$109,117,758
Sales and maturities	—	29,610,927	235,579,694

Transactions in options written for each Fund during the fiscal year ended December 31, 2011, were as follows:

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)		Multi-Currency Short-Term Government Income (JGT)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—	—	$—	—	$—
Options written	3	156,500	3	89,785	5	2,807,600
Options terminated in closing purchase transactions	—	—	—	—	—	—
Options expired	(3)	(156,500)	(3)	(89,785)	(4)	(2,157,600)
Outstanding, end of period	—	$—	—	$—	1	$650,000

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Cost of investments	$78,626,324	$139,960,615	$630,896,836
Gross unrealized:
Appreciation	$370,291	$1,972,455	$371,638
Depreciation	(2,624,940)	(3,185,576)	(23,947,753)
Net unrealized appreciation (depreciation) of investments	$(2,254,649)	$(1,213,121)	$(23,576,115)

Permanent differences, primarily due to foreign currency reclasses, tax basis earning and profits adjustments, and distribution reclasses, resulted in reclassifications among the Funds' components of net assets at December 31, 2011, the Funds' tax year end, as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Paid-in surplus	$(625)	$—	$(16,551,505)
Undistributed (Over-distribution of) net investment income	868,287	3,174,883	10,972,603
Accumulated net realized gain (loss)	(867,662)	(3,174,883)	5,578,902

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds' tax year end, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds' tax years ended December 31, 2011 and December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Distributions from net ordinary income *	$658,227	$3,397,611	$28,056,821
Distributions from long-term capital gains **	—	—	10,623,137
Return of capital	4,173,264	8,769,112	17,909,475

Nuveen Investments

2010	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Distributions from net ordinary income *	$4,697,479	$7,651,702	$5,837,262
Distributions from net long-term capital gains	—	—	—
Return of capital	—	6,927,272	56,193,547

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

**  The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2011.

At December 31, 2011, the Funds' tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Global Income & Currency (GCF)
Expiration:
December 31, 2016	$3,232,706
December 31, 2017	2,772
Total	$3,235,478

During the Funds' tax year ended December 31, 2011, the following Fund utilized capital loss carryforwards as follows:

Multi-Currency Short-Term Government Income (JGT)
Utilized capital loss carryforwards	$16,551,505

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by fiscal year RICs during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Post-enactment losses
Short-term	$1,103,256	$847,300	—
Long-term	359,871	719,108	—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Post-October capital losses	$8,992	$326,116	$16,429,898
Late-year ordinary losses	34,533	—	13,104,524

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets."

  Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2011, the complex-level fee rate for these Funds was .1767%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

As a result of certain trading errors that occurred during the fiscal year ended December 31, 2011, Multi-Currency Short-Term Government Income (JGT) was reimbursed $36,215 by the Adviser to offset losses realized on the disposal of investments in violation of investment guidelines.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)	238

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	238

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	238

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	238

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	238

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	238

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	238

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	238

(1)  For Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Global Income & Currency (GCF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested Trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  3-Month London Inter-Bank Offered Rate (LIBOR): The rate that contributor banks in London offer each other for three-month inter-bank deposits. The rate does not reflect sales charges or management fees. It is not possible to investor directly in LIBOR.

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Citigroup Currency-Hedged World Government Bond Index: An unmanaged market-capitalization weighted index that tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Citigroup Non-U.S. World Government Bond Index: A market-weighted index designed to reflect the performance of the government fixed-income markets of 20 non-U.S. developed countries as of January 1999. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Additional Fund Information

Board of Directors/Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Global Income & Currency (GCF), Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) hereby designate 0%, 9.17% and 7.37% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2011.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Shares Repurchased
GCF	282,131
JGG	—
JGT	458,279

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-G-1211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2011	$39,852	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2010	$39,445	$0	$2,575	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2011	$0	$0	$0	$0
December 31, 2010	$2,575	$0	$0	$2,575

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”). NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that they are carrying out their duties.

The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”).  NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHIES

Steve Lee, CFA, is the lead Portfolio Manager for the Fund. He leads the foreign Currency Sector Team of Nuveen Asset Management. He was born in South Korea and moved to the United States when he was thirteen.  He has been active in Global Macro strategies and FX trading since 1995.  Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA.  He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York.  He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.

Timothy Palmer, CFA, leads the global bond and emerging markets debt sector teams of Nuveen Asset Management.  He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, he served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc. He earned a B.A. in economics from the University of St. Thomas and an M.B.A. in finance from Columbia University’s Graduate School of Business. He holds the Chartered Financial Analyst (CFA) designation.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2011, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type									(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts			Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Steve Lee	2	$683 million	*	0	$0		0	$0		0	0	0	0	0	0
Tim Palmer	4	$2.251 billion	*	1	$65 million	*	10	$569 million	*	0	0	0	0	0	0

*      Assets are as of December 31, 2011.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).          FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).          OWNERSHIP OF JGG SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Steve Lee	X
Timothy Palmer	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Government Enhanced Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 9, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 9, 2012